Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Park Place Entertainment Corporation (the “Company”) on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), I, Wallace R. Barr, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated the 15th day of May 2003

/s/ WALLACE R. BARR
Wallace R. Barr
President and Chief Executive Officer,
Park Place Entertainment Corporation

*      The signed original of this written statement has been retained by Park Place Entertainment Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.